Reverse Mortgage Funding LLC RBIT 2020-2 Due Diligence Review

May 22, 2020

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Reverse Mortgage Funding LLC, RBIT 2020-2 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,464 Home Equity Conversion Mortgage loans (“HECMs”)(“Updated and Final Securitization Population”) owned by Reverse Mortgage Funding LLC (“RMF” or “Client”) as part of three (3) separate due diligence review events; each with a unique due diligence tape cutoff date. Each HECM is sub-serviced by Compu-Link Corporation dba Celink (“Celink” or the “sub-servicer”). The reviews included review of data, documentation and images provided by the Client or Sub-Servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included data driven lien searches on all Texas properties and ordering Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

The initial due diligence performed by AMC was described in the RMF Buyout Issuance Trust 2020-2 ABS 15G previously filed 3/13/20. As part of that due diligence event, original sample selections with a due diligence tape cutoff date of 1/31/2020 were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced, at the request of RMF, from 981 HECMs (the “Original Securitization Population”) to 947 HECMs. The resulting 947 HECMs, were recognized as the “Final Securitization Population” within the previously filed ABS 15G. RMF has subsequently added back seven (7) HECMs that were part of the previously reviewed and reduced population with this due diligence effective date. Each of the seven (7) HECMs added back are reported with the due diligence outcome from the 1/31/2020 tape cutoff date. RMF has also dropped 143 loans from this due diligence population stating that the additional drops were as a result of loan status changes or liquidations.

AMC was also subsequently engaged to perform due diligence on two (2) separate occasions, adding HECMs to the overall population subject to due diligence.

RMF added loans to the Securitization Population incorporating additional HECM Ginnie Mae buyout loans from March 2020 and April 2020. Two (2) additional diligence events occurred to incorporate the additional buyout loans; one with a 3/31/20 due diligence tape cutoff and the other with a 4/30/20 due diligence tape cutoff. In each new diligence event, AMC performed supplemental sampling designed to meet statistical sampling standards in combination with prior due diligence population and statistical sampling completed. The due diligence tape effective date is notated for each loan within the due diligence detail report provided as a supplement to this narrative. For the 3/31/20 due diligence, the original addition population was reduced, at the request of RMF, from 215 HECMs to 208 HECMs after sample selections were made and due diligence commenced. For the 4/30/20 due diligence, the population for securitization was 411 HECMs. The removal of HECMs from the Original Securitization Population or subsequent addition of HECMs may have altered the statistical significance of a sample because a portion of the sampled HECMs were not included in the Updated and Final Securitization Population. Exceptions identified within the procedures below reflect HECMs remaining in the Updated and Final Securitization Population as of the date of this report, which includes results from all three diligence events in an aggregated form. The due diligence cutoff date applicable to each HECM is identified in the schedules attached in the columns labeled “Diligence Date”.

Procedures

1.	Obtain a data tape from RMF, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

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•	Marketable Title Date
•	Loan Status

AMC was provided direct access to Celink’s servicing system to review the data elements in the sub-servicing system of record as well as screenshots of Celink’s servicing system as of the applicable data tape cutoff date or later to validate the data points identified below.

MIP Rate

From a sample of 307 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of the applicable data tape cutoff date to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 307 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of the applicable data tape cutoff date to the value represented in the data tape. AMC identified one (1) exception that was later cleared with a data tape update. There were no other exceptions noted.

Current Interest Rate

From a sample of 307 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of the applicable data tape cutoff date to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 307 HECMs, AMC identified ten (10) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the ten (10) HECMs and compared the marketable title date represented in the screen shot or servicing system as of the applicable data tape cutoff date to the value represented in the data tape. AMC identified one (1) exception that was later cleared with a data tape update. There were no other exceptions noted.

Loan Status

From a sample of 307 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates as of the applicable data tape cutoff date to the value represented in the data tape. AMC identified one (1) exception that was later cleared with a data tape update. There were no other exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

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Max Claim Amount

From a sample of 307 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by RMF. There were no other exceptions noted.

Called Due Date

From a sample of 307 HECMs, AMC identified 282 HECMs with a Called Due Date. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified two (2) exceptions that were later cleared with a data tape update. There were no other exceptions noted.

UPB at Called Due Date

From a sample of 307 HECMs, AMC identified 282 HECMs with a Called Due Date. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation to the Called Due Date on the data tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history or prior servicer’s payment history record if servicing of the loan had been transferred from a prior servicer to RMF. AMC compared the UPB represented in the servicing system at the time of the Called Due Date to the UPB at Called Due Date field in the data tape. AMC identified two (2) exceptions that were later cleared with a data tape update. There were no other exceptions noted.

Original Note Rate

From a sample of 307 HECMs, AMC reviewed the original Note, which was either provided by RMF or retrieved by AMC from Celink’s servicing system. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by RMF. AMC identified one (1) exception which was later cleared with a data tape update. There were no other exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 307 HECMs, AMC identified 135 HECMs with adjustable rate features. AMC reviewed the Original Note for the 135 HECMs, which was retrieved by AMC from Celink’s servicing system or was provided by RMF. AMC compared the Margin represented in the Note to the Margin represented in the data tape provided by RMF. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 307 HECMs, AMC identified 135 HECMs with adjustable rate features. AMC reviewed the Original Note for the 135 HECMs, which was either provided by RMF or retrieved by AMC from Celink’s servicing system. AMC compared the Index represented in the Note to the Index represented in the data tape provided by RMF. There were no exceptions noted.

Debenture Rate

From a sample of 307 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date

From a sample of 307 HECMs, AMC identified 209 HECMs with a Foreclosure First Legal Date. AMC reviewed the 209 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by RMF. AMC identified seven (7) first legal exceptions which were later cleared with a data tape update. There were no other exceptions noted.

Closing Date

From a sample of 307 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. There were no exceptions noted.

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Amortization Type

From a sample of 307 HECMs, AMC reviewed the original Note, which was either provided by RMF or retrieved by AMC from Celink’s servicing system, to compare the Amortization Type represented in the Note and Riders to the data tape provided by RMF. There were no exceptions noted.

FHA Case Number

From a sample of 307 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by RMF. There were no exceptions noted.

Original Principal Limit

From a sample of 307 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by RMF. AMC identified two (2) exceptions which were later cleared with a data tape update. There were no other exceptions noted.

2.	Obtain and review FHA reporting from RMF and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,464 assets in the Updated and Final Securitization Population. On February 11, 2020, April 3, 2020, and May 7, 2020 AMC observed RMF and Celink via webcast retrieve an Excel export from the HERMIT system of applicable RMF HECMs considered as part of the Original Securitization Population, 3/31/20 due diligence additions, and 4/30/20 due diligence additions respectively. The reports retrieved included the endorsement status as of the webcast retrieval date. RMF and Celink then saved and transmitted the report directly to AMC for review. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 305 of the most recent appraisals found in the Updated and Final Securitization Population validating the date and amount from the imaged appraisal to the sub-servicer’s servicing system data. AMC identified twenty-five (25) unique HECMs with variances. Twenty-two (22) exceptions were subsequently cleared when RMF provided an updated data tape. Two (2) exceptions were due to property valuation date and amount discrepancies and one (1) exception was due to missing documentation. RMF explained that the two (2) date and amount discrepancies were as a result of appraisal data reporting procedures established with its sub-servicer. Valuation data associated with due and payable events that are subsequently cured and rescinded or cancelled foreclosure sales is not reported nor retained by the sub-servicer’s servicing system. Dates and amounts represented on the data tape solely reflect valuation data retained by RMF’s sub-servicer or its servicing system applicable to HUD compliance with the current default event or the original appraisal, as applicable. No other exceptions were noted.

AMC did not review the appraisals provided in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 296 HECMs in the Updated and Final Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified 295 variances where the property inspection report showed a different result than the data tape.

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One (1) HECM had an inspection that was not provided or could not be located by the Sub-Servicer for review. The variances identified were shared with RMF. RMF explained that the occupancy status reflected on the data tape represented the result of annual occupancy certification efforts made by Celink and not the property inspection outcome. Celink does not currently store inspection-based occupancy data in its servicing platform. The different occupancy data source has resulted in the variances. RMF further explained that the sub-servicer has an initiative to begin storing property inspection outcomes in their servicing system in the future.

The variances identified are summarized below:

Tape Value Data	Diligence Value	Count
Y	bad address	1
Y	Mortgagor Occupied	15
Y	N/A	4
Y	OCCUPIED BY UNKNOWN	70
Y	Vacant	10
N	Mortgagor Occupied	14
N	N/A	18
N	Occupied	10
N	OCCUPIED BY UNKNOWN	72
N	Owner Occupied	4
N	Vacant	77
N	No document provided	1
	Total	296

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by RMF.

From a sample of 296 HECMs in the Updated and Final Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file, and that the borrower was sixty-two (62) years of age or older at the time of closing. The due diligence identified twenty-two (22) exceptions. Eighteen (18) exceptions were due to no documentation provided that supported age. Three (3) IDs were provided but were illegible. One (1) variance was due to the wrong borrower’s ID being provided. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 256 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the foreclosure and bankruptcy attorney fees from the 256 HECMs against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by RMF. Of the 256 HECMs with advances, AMC identified seventy-seven (77) HECMs with advances that would not be recoverable through a mortgage insurance claim. There were no other exceptions noted.

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b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 263 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 263 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by RMF. RMF was unable to provide over-allowable approvals to support associated advances on three (3) disbursements and no documentation was provided on one (1) disbursement. There were no other exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 262 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 262 HECMs, requested relevant invoice support from RMF and verified that the amount and coding of the disbursement was accurately represented in the servicing system. A total of sixteen (16) variances were originally identified. Fourteen (14) of the variances were subsequently cleared after understanding RMF and its sub-servicer’s practice on payment of tax bill fees and related mailing charges in combination with a tax payment and are identified as “Duplicate Bill Fee”. The bill fee, mailing charges, and tax amount on the invoice are paid together as a single disbursement. RMF was unable to provide the loan-level invoices to support a transaction amount on two (2) disbursements. There were no other exceptions noted.

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 300 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 300 HECMs, retrieving the invoice for the transaction from the sub-servicer system or from RMF and verified that the amount and coding of the disbursement is accurately represented in the servicing system. RMF was unable to provide documentation on one (1) disbursement. There were no other exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.
a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

AMC ordered electronic lien searches on sixty-six (66) HECMs from a third-party. AMC received tax lien search results on sixty-five (65) HECMs in the Updated and Final Securitization Population. One (1) order failed to return assessment data from public records, is identified on the detail report, and is recognized in the due diligence summary as an exception. Of the sixty-five (65) HECMs with assessment data, AMC noted twenty-three (23) total liens across thirteen (13) unique HECMs. The thirteen (13) unique HECMs with exceptions were as follows:

▪	Civil Judgments	6 HECMs
▪	2 Civil Judgments	1 HECM
▪	Federal Tax Lien and 2 Civil Judgments	1 HECM
▪	Judgment Lien	1 HECM
▪	Small Claims Judgment	1 HECM
▪	Forcible Entry/Detainer, 2 Civil New Filings, Civil Judgment	1 HECM
▪	Judgment Lien and 3 Civil Judgments	1 HECM
▪	2 Federal Tax Liens	1 HECM

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7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs were ordered for a total of 309 HECMs in the Updated and Final Securitization Population. The Vendor was able to provide BPOs for 309 of the requested HECMs. The results of all the valuations have been provided to RMF.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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